Exhibit 10.1
Execution Version
AMENDMENT AND EXTENSION AGREEMENT
This Amendment and Extension to the Credit Agreement (this “Agreement”), dated as of 25 January 2023, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), the financial institutions and other institutional lenders from time to time parties to the Credit Agreement referred to below that have agreed to extend their commitments (the “Extending Lenders”), BANK OF CHINA (EUROPE) S.A., as a new lender (“Bank of China”), WELLS FARGO BANK, N.A., LONDON BRANCH, as a new lender (“Wells Fargo”), CREDIT SUISSE (SWITZERLAND) LTD., as a new lender (“CS” and, together with Bank of China and Wells Fargo, the “New Lenders” and, together with the Extending Lenders, the “Lenders”), and CITIBANK EUROPE PLC, UK BRANCH (legal successor to Citibank International Limited), as Administrative Agent.
WHEREAS, PMI, the Extending Lenders and the Administrative Agent are parties to that certain Credit Agreement relating to the Revolving Credit Facility, dated as of 12 February 2013 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, PMI, the Extending Lenders and the Administrative Agent desire to extend the term of the Credit Agreement and to amend certain provisions under the Credit Agreement; and
WHEREAS, each New Lender, which is not an existing lender, has agreed to become a lender under the Credit Agreement, as amended and extended hereby, and provide a Commitment as set forth in Schedule 4 (Commitments) attached hereto on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.
2.Extension. Each of the undersigned Extending Lenders hereby agrees to extend, effective 31 January 2023, its Commitment as set forth in Schedule 4 (Commitments) attached hereto and extend the Maturity Date under the Credit Agreement, for a 364-day period to 30 January 2024 pursuant to Section 2.19 of the Credit Agreement.
3.Amendment to Credit Agreement.
(a)(i) The Credit Agreement is hereby amended by amending and restating the definition of “Term SOFR Adjustment” in its entirety as follows:
“Term SOFR Adjustment” means with respect to any Term SOFR, (i) 0.10% (10 basis points) for an Interest Period of one-month’s duration, (ii) 0.10% (10 basis points) for an Interest Period of three-month’s duration and (iii) 0.25% (25 basis points) for an Interest Period of six-month’s duration.

(ii) The Credit Agreement is hereby amended by amending and restating the definition of “Term SOFR” in its entirety as follows:
“Term SOFR” means for any calculation with respect to a Term SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and rounded to five decimal places; provided, however, that if as of 5:00 P.M. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day in each case.
(b)Schedule 4 (Commitments) is hereby deleted in its entirety and is replaced with Schedule 4 (Commitments) attached hereto.
Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.
4.Joinder to Credit Agreement.
(a)Each New Lender hereby agrees to become a party to the Credit Agreement as amended and extended hereby and provide a Commitment as set forth in Schedule 4 (Commitments) attached hereto on the terms and conditions set forth herein.
(b)Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, and (B) (x) the source of any funds it is using to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any Plan subject to Title I of ERISA or Section 4975 of the Code or (y) the assignment or Advance is not and will not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the

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Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

(c)Pursuant to the terms hereof, each New Lender shall (i) be a party to the Credit Agreement, (ii) be a Lender for all purposes of the Credit Agreement, (iii) perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender under the Credit Agreement; and (iv) have the rights and obligations of a Lender under the Credit Agreement.
(d)The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 9.2 of the Credit Agreement are as set forth in such New Lender’s administrative questionnaire delivered by such New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.
5.Concerning Commitments. Each Person whose name appears on Schedule 4 (Commitments) attached hereto acknowledges and agrees that, on and as of the effective date of this Agreement, such Person shall be a Lender under the Credit Agreement as amended hereby (including as to the extension of the Maturity Date provided for hereunder) and shall have a Commitment as set forth next to the name of such Person on Schedule 4 (Commitments) attached hereto. Each party hereto acknowledges and agrees that, on and as of the effective date of this Agreement, Schedule 4 (Commitments) attached hereto sets forth all the Commitments of all the Lenders.
6.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth herein.
7.Effective Date. This Agreement shall become effective on 31 January 2023.
8.Condition Precedent. On or prior to the date hereof, the Administrative Agent shall have received this Agreement, duly executed and delivered by PMI and the Lenders.
9.Representations and Warranties. PMI represents and warrants to the Administrative Agent and to each of the Lenders that the statements in subsections (a), (b), (c), (d) and (f) (but only clause (i) thereof) of Section 4.1 of the Credit Agreement are true and correct on and as of the date hereof.
10.Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
11.Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Administrative Agent and each Lender, and each of their respective successors and assigns.
12.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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13.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PHILIP MORRIS INTERNATIONAL INC.

By:    /s/ FRANK DE ROOIJ
Name:     Frank de Rooij
Title:     Vice President
    Treasury and Corporate Finance
Signature page - Amendment and Extension Agreement

CITIBANK EUROPE PLC, UK BRANCH,
as Administrative Agent
By:    /s/ ALESSANDRA TORIO SCAGLIA
Name: Alessandra Torio Scaglia
Title: Vice President

Signature page – Amendment and Extension Agreement

CITIBANK, N.A., as Extending Lender
By:     /s/ ANDREW MASON
Name: Andrew Mason
Title: Managing Director

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BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Extending Lender
By:     /s/ CARA YOUNGER
Name: Cara Younger
Title: Managing Director
By:     /s/ ARMEN SEMIZIAN
Name: Armen Semizian
Title: E Director

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BANCO SANTANDER, S.A., NEW YORK BRANCH, as Extending Lender
By:     /s/ ANDRES BARBOSA
Name: Andres Barbosa
Title: Managing Director
By:     /s/ ARTURO PRIETO
Name: Arturo Prieto
Title: Managing Director

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BANK OF AMERICA, N.A., as Extending Lender
By:     /s/ ALBERT WHEELER
Name: Albert Wheeler
Title: Vice President

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BANK OF CHINA (EUROPE) S.A., as New Lender
By:     /s/ GUO ZHIYAO
Name: GUO Zhiyao
Title: Deputy General Manager

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BARCLAYS BANK PLC, as Extending Lender
By:     /s/ CHRIS BICHENO
Name: Chris Bicheno
Title: Vice President

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COMMERZBANK AG, NEW YORK BRANCH as Extending Lender
By:     /s/ PEDRO BELL
Name: Pedro Bell
Title: Managing Director
By:     /s/ ROBERT SULLIVAN
Name: Robert Sullivan
Title: Vice President

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CREDIT SUISSE (SWITZERLAND) LTD., as New Lender
By:     /s/ URSULA SCHWARZENBERGER
Name: Ursula Schwarzenberger
Title: Authorised Signatory
By:     /s/ CHRISTOPH BISCHOFBERGER
Name: Christoph Bischofberger
Title: Authorised Signatory

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DEUTSCHE BANK AG NEW YORK BRANCH, as Extending Lender
By:     /s/ MING K. CHU
Name: Ming K. Chu
Title: Director
By:     /s/ ANNIE CHUNG
Name: Annie Chung
Title: Director

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GOLDMAN SACHS BANK USA, as Extending Lender
By:     /s/ JOSHUA ELLIS-JONES
Name: Joshua Ellis-Jones
Title: Authorised Signatory

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HSBC BANK PLC, as Extending Lender
By:     /s/ ROD STOYLE
Name: Rod Stoyle
Title: Vice President

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MIZUHO BANK, LTD., as Extending Lender
By:     /s/ JOHN DAVIES
Name: John Davies
Title: Authorized Signatory

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STANDARD CHARTERED BANK, as Extending Lender
By:     /s/ SIMON DERRICK
Name: Simon Derrick
Title: Managing Director

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SUMITOMO MITSUI BANKING CORPORATION, as Extending Lender
By:     /s/ MICHAEL OELLERS
Name: Michael Oellers
Title: Managing Director
By:     /s/ DR. HARALD WIMMER
Name: Dr. Harald Wimmer
Title: Executive Director

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WELLS FARGO BANK, N.A., LONDON BRANCH, as New Lender
By:     /s/ JONATHAN CHILDS
Name: Jonathan Childs
Title: Director

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UBS SWITZERLAND AG, as Extending Lender
By:     /s/ ALEXANDRE ROERHOLT
Name: Alexandre Roerholt
Title: Managing Director
By:     /s/ CHANTAL-CLAIRE SCHMIDLI
Name: Chantal-Claire Schmidli
Title: Authorized Officer

Signature page - Amendment and Extension Agreement